SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund, Inc. is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.germanyfund.com.

THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY THE DEUTSCHE BANK GROUP:
o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).
o New Germany Fund--investing primarily in the middle- market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).
o Central European Equity Fund--investing primarily in Central and Eastern European companies as well as in Russia.
Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

02-1124


                                   THE GERMANY
                                    FUND,INC.
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

                                [GRAPHIC OMITTED]
                                   German Flag

                                   THE GERMANY
                                    FUND,INC.

                                [GRAPHIC OMITTED]
                                   German Flag

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                 August 15, 2002
Dear Shareholder,

     During the last quarter, and through the month of July, equity markets worldwide have been undergoing a major sell-off, led by the US equity market. Concerns of further accounting scandals have added to the pre-existing fears of a slowdown in economic growth, more terrorist actions, problems in the Middle East, and a perception that the US market is still overvalued despite the two-year decline in equity prices. Equity markets are presently focusing on emotions, and not economic fundamentals, which are mainly positive. Investors have turned away from equities and towards other investments such as gold, real estate, and fixed income securities. With the DAX Index trading at 1997's level, the equity valuations in Germany are very attractive given that corporate earnings are at a turning point. In addition, interest rates and inflation are very low, both positive factors for economic growth.
     For the six months ended June 30, 2002, the net asset value per share of the Germany Fund declined 6.4% and its share price declined 2.1%. The Fund's benchmark, the DAX Index, declined 5.4% in US dollar terms during the same period. The Fund's 1% underperformance in net asset value terms was attributable mainly to the Fund's restriction to own Deutsche Bank shares and to a smaller extent to the Fund's overweight position in the telecommunication sector during the first quarter of the year. Investors can take some comfort that the German equity market performed much better than the US during the first six months as the S&P 500 fell almost 14%. European equity markets should continue to do better as global investors have turned skeptical with the US market. This is also evidenced by the rally in the Euro that took place during the second quarter. Since reaching its low for the year in February, the Euro has risen over 17% against the US dollar.
     The Germany Fund continued its open-market purchases of its shares, buying 106,100 shares during the first six months of the year. The Fund's discount to its net asset value averaged 6.8% during the first six months, the same as last year.

                           Sincerely,

/s/ CHRISTIAN STRENGER         /s/ RICHARD T. HALE
    ------------------             ---------------
    Christian Strenger             Richard T. Hale
    Chairman                       President

--------------------------------------------------------------------------------
   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                              WWW.GERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

STATISTICS:
Net Assets ....................................................... $124,491,951
Shares Outstanding ...............................................   16,574,081
NAV Per Share ....................................................        $7.51


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 RECORD                      ORDINARY           LT CAPITAL
  DATE                        INCOME               GAINS             TOTAL
 ------                      --------           ----------           -----
11/19/01 ...................   $0.06               $  --             $0.06
9/3/01 .....................      --               $0.02             $0.02
11/20/00 ...................      --               $2.18             $2.18
9/1/00 .....................   $0.19               $0.12             $0.31
11/19/99 ...................   $0.29               $0.90             $1.19
9/1/99 .....................      --               $0.56             $0.56
11/16/98 ...................   $1.47               $1.75             $3.22
9/1/98 .....................   $0.17               $0.45             $0.62
11/17/97 ...................   $0.62               $2.23             $2.85
9/3/97 .....................   $0.07               $0.24             $0.31



TOTAL RETURNS:

                                             FOR THE SIX                  FOR THE YEARS ENDED DECEMBER 31,
                                            MONTHS ENDED     ---------------------------------------------------------
                                            JUNE 30, 2002      2001        2000         1999         1998        1997
                                            -------------    --------    --------      ------       ------      ------
Net Asset Value ............................    (6.36)%      (25.57)%    (20.66)%      18.08%       22.66%      23.16%
Market Value ...............................    (2.13)%      (24.95)%    (21.09)%      23.83%       23.45%      38.30%
DAX ........................................    (5.41)%      (23.20)%    (14.67)%      19.98%       26.38%      26.48%


OTHER INFORMATION:
NYSE Ticker Symbol ..........................................    GER
NASDAQ Symbol ...............................................  XGERX
Dividend Reinvestment Plan ..................................    Yes
Voluntary Cash Purchase Program .............................    Yes
Annual Expense Ratio ........................................  1.58%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2002 (as % of Portfolio)
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR DATA POINTS TO FOLLOW:

Chemicals .................................. 12.1%
Communications Equipment ...................  1.2%
Banks ......................................  9.9%
Construction & Engineering .................  0.9%
Air Freight & Couriers .....................  1.0%
Industrial Conglomerates ................... 10.5%
Semiconductor Equipment & Products .........  3.2%
Media ......................................  1.6%
Insurance .................................. 19.8%
Automobiles ................................ 14.9%
Pharmaceuticals ............................  1.0%
Airlines ...................................  2.9%
Machinery ..................................  1.7%
Diversified Telecommunications Services ....  4.2%
Healthcare Providers & Services ............  1.8%
Multiline Retail ...........................  2.3%
Software ...................................  4.4%
Multi Utilities ............................  6.6%


10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2002
-------------------------------------------------------------------------------
                                                    % of
                                                  Portfolio
                                                  ---------
 1.  Siemens                                        10.5
 2.  Allianz                                         8.6
 3.  Munchener Ruckversicherungs                     8.5
 4.  DaimlerChrysler                                 7.9
 5.  E.ON                                            6.6


                                                    % of
                                                  Portfolio
                                                  ---------
 6.  BASF                                            4.6
 7.  Bayer                                           4.4
 8.  SAP                                             4.4
 9.  Volkswagen                                      4.3
10.  Deutsche Telekom                                4.2

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

     QUESTION: What impact will the upcoming elections in Germany have on its equity markets?

     ANSWER: On September 22nd, Germany will hold elections that will decide its next chancellor. At the present time, the election is too close to predict a winner, but opinion polls give a slight edge to Edmund Stoiber, the leader of the German conservative coalition. If Stoiber does defeat the current chancellor, Gerhard Schroeder, it will complete a shift from the left to the right on the political spectrum that has taken place across Europe over the past few years. Over the past two years, parties of the political right have won victories in France, Austria, Italy, Spain, Portugal, Denmark and the Netherlands. A victory for the conservative party could be significant as it could set the stage for an aggressive program of structural and tax reform. Stoiber has promised to reduce the top marginal tax rate to 40% from 48% and reduce the level of social welfare taxes. While he has also stated that he wants to reverse one of the achievements of the current government by reintroducing the capital gains tax on the sale of corporate cross-shareholdings, it has prompted companies to speed up their plans to unwind their positions knowing that the tax advantage may not be there in the future. Furthermore, Stoiber wants to replace it with a reduction in the corporate tax rate that benefits smaller companies, as well as the large multinationals. In a poll of 531 business managers, 68% expected Stoiber to defeat the ruling Social Democratic Party, and 67% also said they preferred a Stoiber victory.

     QUESTION: What are your views on the major industries the Fund has invested in?

     ANSWER: After the strong sell-off in equity prices over the past two and one-half years, we think there is now value in some parts of the technology sector. For example, Nokia is trading at valuations that imply the company is no longer growing. We believe this is not the case and have taken a position in the company. In other areas of technology, such as the telecom operators, we maintain an underweight. The Fund plans to maintain an underweight position in the banking sector due to deteriorating credit quality and loan exposures to WorldCom and other big potential bankruptcies. The share prices of the large-cap German insurance companies have suffered in part due to the MSCI and DAX free float adjustment. The insurance sector now trades at 1.3 times embedded value and we have used share price weakness in Allianz and Munich Re to increase this sector to an overweight position. For now, the Fund plans to maintain a neutral position in the pharmaceutical sector. Pharmaceutical companies have been substantially de-rated as the well known problems of patent expirations, generic competition and poor product pipelines should continue to be a dark cloud hanging of the sector. As we believe that an economic recovery is at hand, we maintain an overweight position in the consumer goods and retail sector. Similarly, the automotive sector is at valuations that are not far above the lows seen in 1993. This suggests that a lot of bad news is discounted and we have thus increased the sector to an overweight.

     QUESTION: Now that Germany has made progress with tax and pension reforms, will labor market reforms be next?

     ANSWER: Lowering unemployment has been the central issue in this year's election, and we believe that Germany is now serious about reforming the structural impediments to job creation. The main obstacle to employment growth in Germany is the excessive regulation of the labor market, namely the protection against dismissal. Companies do not have the ability to respond to economic cycles with flexible and affordable adjustments to work contracts. As a result, companies are reluctant to hire new staff in the first place. There are also laws limiting the right to hire part-time workers. Now however, there are signs that things may be changing. This past spring, the government has developed a package of proposals for labor market reforms. The centerpiece of the reform package is the creation of federal temporary employment agencies that will be added to the local branches of the Federal Labor Office. Under this new model, job-seekers are placed on the payroll of the Personal Service Agencies
(PSA), which will hire them out to companies for limited periods. Those unemployed who are not willing to work with the PSA would see their unemployment benefits cut after six months. The aim is to double the number of temporary workers within three years. Furthermore, measures will be taken to increase the pressures on the unemployed to take a job. The rules for what constitutes a job that the unemployed can be expected to accept with regards to pay and commuting distance are to be made more aggressive. In our analysis, the government's proposals are a step in the right direction and could certainly reduce unemployment significantly.

   HANSPETER ACKERMANN, Chief Investment Officer of the Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE GERMAN ECONOMY

     While the world economy is clearly on the road to recovery, the upturn remains shaky and regional developments differ. Growth in the US recently lost steam, but should pickup speed again in the third quarter, while Japan is still far away from a sustained upturn. Europe, however, is in a good position to experience an expansion led by domestic demand. In Germany, economic growth got off to a subdued start in 2002. The beginning of the year was characterized by another strong rundown in inventories, which should lead to an expansion in manufacturing activity in the second half of the year. However, the reduction in inventories was nearly compensated by a considerable contribution to growth from net exports. Growth looks to be slightly positive in the second quarter, but should accelerate sharply in the second half of the year, growing at a rate of about 4% in the fourth quarter. Private consumption is likely to become one of the main pillars of GDP growth in the course of the year. The assumption is supported by a rise in real disposable income of 2%. In addition to recent declines in German consumer prices, wage agreements reached earlier in the year with Germany's largest labor union led to a larger than expected increase in real income. Despite that, inflation data has developed favorably in the last few months, helped by a marked decline in food prices. In July, the inflation rate decreased to 1% from 2.1% at the beginning of the year.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS-- JUNE 30, 2002 (unaudited)
--------------------------------------------------------------------------------
   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----

INVESTMENTS IN GERMAN SECURITIES--89.1%
            COMMON STOCKS--86.0%
            AIR FREIGHT & COURIERS--1.0%
  100,000   Deutsche Post ..................  $  1,299,183
                                              ------------
            AIRLINES--2.9%
  250,000   Deutsche Lufthansa* ............     3,573,000
                                              ------------
            AUTOMOBILES--14.7%
   80,000   Bayerische Motoren Werke .......     3,264,134
  200,000   DaimlerChrysler ................     9,754,290
  110,000   Volkswagen .....................     5,327,740
                                              ------------
                                                18,346,164
                                              ------------
            BANKS--5.3%
   95,000   Bayerische Hypothekenbank
              Und Vereinsbank ..............     3,111,487
  230,000   Commerzbank ....................     3,469,780
                                              ------------
                                                 6,581,267
                                              ------------
            CHEMICALS--8.9%
  120,000   BASF ...........................     5,615,565
  170,000   Bayer ..........................     5,475,126
                                              ------------
                                                11,090,691
                                              ------------
            CONSTRUCTION & ENGINEERING--0.9%
   70,000   Thyssen Krupp ..................     1,062,967
                                              ------------
            DIVERSIFIED TELECOMMUNICATION
             SERVICES--4.2%
  550,000   Deutsche Telekom ...............     5,185,812
                                              ------------
            HEALTHCARE PROVIDERS &
             SERVICES--1.8%
   50,000   Fresenius Medical Care .........     2,245,531
                                              ------------
            INDUSTRIAL
              CONGLOMERATES--10.4%
  215,000   Siemens ........................    12,969,692
                                              ------------
            INSURANCE--16.9%
   52,000   Allianz ........................    10,551,665
   44,000   Munchener Ruckversicherungs ....    10,480,800
                                              ------------
                                                21,032,465
                                              ------------
            MACHINERY--1.7%
  100,000   MAN ............................     2,120,973
                                              ------------
            MULTI UTILITIES--6.6%
  140,000   E.ON ...........................     8,163,313
                                              ------------
            MULTILINE RETAIL--2.2%
   90,000   Metro ..........................     2,782,474
                                              ------------


   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----

            PHARMACEUTICALS--1.0%
   20,000   Schering .......................  $  1,266,033
                                              ------------
            SEMICONDUCTOR EQUIPMENT &
             PRODUCTS--3.2%
  250,000   Infineon Technologies* .........     3,965,038
                                              ------------
            SOFTWARE--4.3%
   55,000   SAP ............................     5,417,809
                                              ------------
            Total Common Stocks
              (cost $102,920,236) ..........   107,102,412
                                              ------------
            PREFERRED STOCK--3.1%
            CHEMICALS--3.1%
   55,000   Henkel KGaA
              (cost $3,216,146) ............     3,859,336
                                              ------------
            Total Investments in
              German Securities
              (cost $106,136,382) ..........   110,961,748
                                              ------------
INVESTMENTS IN DUTCH
    COMMON STOCKS--4.3%
            INSURANCE--2.7%
  130,000   ING Groep ......................     3,354,650
                                              ------------
            MEDIA--1.6%
   70,000   VNU ............................     1,955,027
                                              ------------
            Total Investments in
              Dutch Common Stocks
              (cost $6,403,609) ............     5,309,677
                                              ------------
INVESTMENT IN FINNISH
    COMMON STOCK--1.2%
            COMMUNICATIONS
              EQUIPMENT--1.2%
  100,000   Nokia
              (cost $1,260,239) ............     1,470,885
                                              ------------
INVESTMENTS IN FRENCH
    COMMON STOCKS--4.5%
            BANKS--4.5%
   65,000   BNP Paribas ....................     3,612,700
   30,000   Societe Generale ...............     1,985,992
                                              ------------
            Total Investments in French
              Common Stocks
              (cost $4,494,437) ............     5,598,692
                                              ------------
            Total Investments--99.1%
              (cost $118,294,667) ..........   123,341,002
            Cash and other assets in
              excess of liabilities--0.9% ..     1,150,949
                                              ------------
            NET ASSETS--100.0%                $124,491,951
                                              ============


---------
*Non-income producing security.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $118,294,667) ................................................................ $123,341,002
Cash and foreign currency (cost $1,392,275) ..............................................................    1,392,275
Foreign withholding tax refund receivable ................................................................      113,075
Dividend receivable ......................................................................................       38,100
Interest receivable ......................................................................................        6,029
Other assets .............................................................................................       21,627
                                                                                                           ------------
   Total assets ..........................................................................................  124,912,108
                                                                                                           ------------
LIABILITIES
Payable for securities purchased .........................................................................      207,847
Management fee payable ...................................................................................       59,236
Investment advisory fee payable ..........................................................................       33,294
Payable for Directors' fees and expenses .................................................................       25,000
Accrued expenses and accounts payable ....................................................................       94,780
                                                                                                           ------------
   Total liabilities .....................................................................................      420,157
                                                                                                           ------------
NET ASSETS ............................................................................................... $124,491,951
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ................................................ $162,255,815
Cost of 275,195 shares held in treasury ..................................................................   (2,069,607)
Undistributed net investment income ......................................................................      639,665
Accumulated net realized loss on investments and foreign currency transactions ...........................  (41,389,604)
Net unrealized appreciation of investments and foreign currency ..........................................    5,055,682
                                                                                                           ------------
Net assets ............................................................................................... $124,491,951
                                                                                                           ============

Net asset value per share ($124,491,951 [DIVIDE] 16,574,081 shares of common stock issued and outstanding)        $7.51
                                                                                                                  =====

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS
JUNE 30, 2002 (unaudited)
-------------------------------------------------------------------------------

                                                                                      FOR THE
                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2002
                                                                                  ----------------
NET INVESTMENT INCOME
Investment income
   Dividends (net of foreign withholding taxes of $268,381) .......................  $ 1,599,154
   Interest .......................................................................       10,706
   Securities lending, net ........................................................       40,259
                                                                                     -----------
Total investment income ...........................................................    1,650,119
                                                                                     -----------
Expenses
   Management fee .................................................................      378,651
   Investment advisory fee ........................................................      210,537
   Reports to shareholders ........................................................      112,554
   Custodian and Transfer Agent's fees and expenses ...............................       87,335
   Directors' fees and expenses ...................................................       74,006
   Legal fee ......................................................................       41,972
   Audit fee ......................................................................       23,750
   NYSE listing fee ...............................................................       22,817
   Miscellaneous ..................................................................       60,350
                                                                                     -----------
   Total expenses before custody credits* .........................................    1,011,972
   Less: custody credits ..........................................................       (1,518)
                                                                                     -----------
   Net expenses ...................................................................    1,010,454
                                                                                     -----------
Net investment income .............................................................      639,665
                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ....................................................................  (11,534,056)
   Foreign currency transactions ..................................................       99,559
Net change in unrealized appreciation/depreciation on:
   Investments ....................................................................    2,233,061
   Translation of other assets and liabilities from foreign currency ..............       31,922
                                                                                     -----------
Net loss on investments and foreign currency transactions .........................   (9,169,514)
                                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................  $(8,529,849)
                                                                                     ===========


------------
* The custody credits are attributable to interest earned on U.S. cash balances.


See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
-------------------------------------------------------------------------------

                                                                                      FOR THE SIX            FOR THE
                                                                                     MONTHS ENDED          YEAR ENDED
                                                                                     JUNE 30, 2002      DECEMBER 31, 2001
                                                                                     -------------      -----------------

INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income ........................................................... $    639,665        $    788,760
   Net realized gain (loss) on:
     Investments ...................................................................  (11,534,056)        (15,917,903)
     Foreign currency transactions .................................................       99,559             113,508
   Net change in unrealized appreciation/depreciation on:
     Investments ...................................................................    2,233,061         (31,851,131)
     Translation of other assets and liabilities from foreign currency .............       31,922             (28,148)
                                                                                     ------------        ------------
   Net decrease in net assets resulting from operations ............................   (8,529,849)        (46,894,914)
                                                                                     ------------        ------------

Distributions to shareholders from:
   Net investment income ...........................................................           --            (788,760)
   Net realized foreign currency gains .............................................           --            (209,927)
   Net realized long term capital gains ............................................           --            (333,650)
                                                                                     ------------        ------------
   Total distributions to shareholders (a) .........................................           --          (1,332,337)
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends (0 and 89,005 shares, respectively)             --             637,277
   Cost of shares repurchased (106,100 and 258,100 shares, respectively) ...........     (771,242)         (2,157,972)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions ......................     (771,242)         (1,520,695)
                                                                                     ------------        ------------
Total decrease in net assets .......................................................   (9,301,091)        (49,747,946)

NET ASSETS
Beginning of period ................................................................  133,793,042         183,540,988
                                                                                     ------------        ------------
End of period (including undistributed net investment income of $639,665 and $0
   as of June 30, 2002 and December 31, 2001, respectively) ........................ $124,491,951        $133,793,042
                                                                                     ============        ============

----------
(a) For U.S. tax purposes, total distributions to shareholders consisted of:
        Ordinary income ............................................................           --        $    998,687
        Long term capital gains ....................................................           --             333,650
                                                                                     ------------        ------------
                                                                                               --        $  1,332,337
                                                                                     ------------        ------------

See Notes to Financial Statements.

THE GERMANY FUND, INC.
NOTESTOFINANCIALSTATEMENTS
JUNE 30, 2002 (unaudited)
-------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.


NOTE 2. MANAGEMENT AND INVESTMENT
          ADVISORY AGREEMENTS
The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (unaudited) (continued)
-------------------------------------------------------------------------------
The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES
For the six months ended June 30, 2002, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $46,361 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.


NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002 were $55,856,509 and $55,343,613, respectively.

During the period November 1, 2001 to December 31, 2001, the Fund incurred capital losses of $3,062,736. This loss was deferred for federal income tax purposes to January 1, 2002.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2001 of approximately $26.5 million which will expire in 2009. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.


NOTE 5. PORTFOLIO SECURITIES LOANED
At June 30, 2002, the market values of the securities loaned and government securities received as collateral for such loans were $11,220,513 and $11,835,416, respectively. For the six months ended June 30, 2002, the Fund earned $40,259 as securities lending fees, net of rebates and agency fees.


NOTE 6. CAPITAL
During the six months ended June 30, 2002 and the year ended December 31, 2001, the Fund purchased 106,100 and 258,100 of its shares of common stock on the open market at a total cost of $771,242 and $2,157,972, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.2% and 9.6%, respectively.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
-------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                    FOR THE SIX
                                                    MONTHS ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                      JUNE 30,      ------------------------------------------------------
                                                        2002          2001        2000        1999       1998      1997
                                                    ------------    --------    --------    --------   --------   --------
Per share operating performance:
Net asset value:
Beginning of period ................................  $   8.02      $  10.89    $  16.93    $  16.07   $  16.23   $  15.76
                                                      --------      --------    --------    --------   --------   --------
Net investment income (loss) .......................       .04           .05        (.02)        .06        .23        .09
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...      (.56)        (2.84)      (3.48)       2.57       3.41       3.50
                                                      --------      --------    --------    --------   --------   --------
Increase (decrease) from investment operations .....      (.52)        (2.79)      (3.50)       2.63       3.64       3.59
                                                      --------      --------    --------    --------   --------   --------
Increase resulting from share repurchases ..........       .01           .01         .05         .12        .54        .19
                                                      --------      --------    --------    --------   --------   --------
Distributions from net investment income ...........        --          (.05)         --        (.04)      (.23)        --
Distributions from net realized foreign currency
 gains .............................................        --          (.01)         --          --       (.06)        --
Distributions from net realized short-term capital
 gains .............................................        --            --        (.19)       (.25)     (1.35)      (.69)
Distributions from net realized long-term capital
 gains .............................................        --          (.02)      (2.30)      (1.46)     (2.20)     (2.47)
                                                      --------      --------    --------    --------   --------   --------
Total distributions+        ........................        --          (.08)      (2.49)      (1.75)     (3.84)     (3.16)
                                                      --------      --------    --------    --------   --------   --------
Dilution in NAV from dividend reinvestment .........        --          (.01)       (.10)       (.14)      (.50)      (.15)
                                                      --------      --------    --------    --------   --------   --------
Net asset value:
   End of period ...................................  $   7.51      $   8.02    $  10.89    $  16.93   $  16.07   $  16.23
                                                      ========      ========    ========    ========   ========   ========
Market value:
   End of period ...................................  $   6.90      $   7.05    $   9.50    $ 15.125   $ 13.875    $ 14.25
Total investment return for the period:++
   Based upon market value .........................   (2.13)%      (24.95)%    (21.09)%      23.83%     23.45%     38.30%
   Based upon net asset value ......................   (6.36)%      (25.57)%    (20.66)%      18.08%     22.66%     23.16%
Ratio to average net assets:
   Total expenses before custody credits* ..........   1.58%**         1.47%       1.29%       1.26%      1.16%      1.19%
   Net investment income (loss) ....................  (.17)%**          .53%      (.17)%        .40%      1.20%       .49%
   Portfolio turnover ..............................    43.13%       121.37%     137.70%      71.52%     80.93%      81.2%
Net assets at end of period (000's omitted) ........  $124,492      $133,793    $183,541    $249,596   $232,955   $228,175

------------
+ For U.S. tax purposes, total distributions
  consisted of:
       Ordinary income                                      --          $.06       $ .19       $ .29      $1.64      $ .69
       Long term capital gains                              --           .02        2.30        1.46       2.20       2.47
                                                          ----          ----       -----       -----      -----      -----
                                                            --          $.08       $2.49       $1.75      $3.84      $3.16
                                                          ----          ----       -----       -----      -----      -----


++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.58%, 1.46%, 1.27%, 1.25%, 1.15% and 1.19% for
     2002, 2001, 2000, 1999, 1998 and 1997, respectively.
**   Annualized.


See Notes to Financial Statements.

THE GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING
(unaudited)
--------------------------------------------------------------------------------

     The Fund held its Annual Meeting of Stockholders on June 13, 2002. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                 VOTING RESULTS*
                                                 ---------------
                                                     AGAINST/
                                             FOR     WITHHELD    ABSTAINED
                                             ---     --------    ---------
1. Election of the following Directors:
   Christian H.  Strenger                   14,114      321          --
   Werner  Walbrol                          14,127      308          --
2.  Selection  of Independent Accountants   14,155      134         148
--------
*In thousands of shares

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------
     The Fund collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Fund but only for those stockholders whose shares are registered in their names. We do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name" such as brokers or banks.

     We  do  not  disclose  any  nonpublic   personal   information   about  our
stockholders or former stockholders to anyone, except as permitted by law.

     We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.


AMENDMENT OF
THE NON-FUNDAMENTAL POLICY
(unaudited)
--------------------------------------------------------------------------------
     The Board of Directors adopted the following nonfundamental policy for the Fund at its April 26, 2002 meeting:

     1. The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus 80% of any borrowings made for investment purposes) in securities of issuers domiciled in Germany;

     2.   For this purpose, an issuer is "domiciled" in Germany if
          (a)  It is organized under the laws of Germany,
          (b)  It maintains its principal place of business in Germany,
          (c) It derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in Germany, as determined in good faith by the Manager,
          (d) It has 50% or more of its assets in Germany, as determined in good faith by the Manager, or
          (e)  Its equity securities are traded principally in Germany.

          If an issuer could be considered domiciled in more than one country under the above criteria, the Manager shall determine the appropriate domicile in the issuer's circumstances based on the predominant criterion or criteria.

     3. The Fund will provide its shareholders with at least 60 days' prior notice of any change in the above policy.

     The effective date of the above non-fundamental policy is July 31, 2002.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.
INVESTMENT ADVISER
Deutsche Asset Management International GmbH
CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
LEGAL COUNSEL
Sullivan & Cromwell

DIRECTORS AND OFFICERS
CHRISTIAN STRENGER
Chairman and Director
DETLEF BIERBAUM
Director
JOHN A. BULT
Director
RICHARD R. BURT
Director
EDWARD C. SCHMULTS
Director
HANS G. STORR
Director
DR. JUERGEN F. STRUBE
Director
ROBERT H. WADSWORTH
Director
WERNER WALBROEL
Director
RICHARD T. HALE
President and Chief Executive Officer
HANSPETER ACKERMANN
Chief Investment Officer
ROBERT R. GAMBEE
Chief Operating Officer and Secretary
JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

HONORARY DIRECTOR
OTTO WOLFF von AMERONGEN


All investment management decisions are made by a committee of United States and German advisors.



                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available on the Fund's website or by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269



This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                                [GRAPHIC OMITTED]
                                       GER
                                     LISTED
                                      NYSE

                 Copies of this report and other information are
                        available at:www.germanyfund.com

           Please note that the Fund is producing monthly newsletters which are e-mailed in Acrobat.
                 If you would like to receive these please call
                      our Shareholder Services Department:
                              1-800-GERMANY ext. 0
                  and a representative will take your request.